            TRANSFER AGENCY AND SERVICE AGREEMENT

between

T. ROWE PRICE SERVICES, INC.

and

THE T. ROWE PRICE FUNDS

TABLE OF CONTENTS

                        SCHEDULE 1

                        APPENDIX A

TRANSFER AGENCY AND SERVICE AGREEMENT

            AGREEMENT made as of the first day of January, 2011, by and between T. ROWE PRICE SERVICES, INC., a Maryland corporation having its principal office and place of business at 100 East Pratt Street, Baltimore, Maryland 21202 (“Price Services”), and EACH FUND WHICH IS LISTED ON APPENDIX A (as such Appendix may be amended from time to time) and which evidences its agreement to be bound hereby by executing a copy of this Agreement (each such Fund individually hereinafter referred to as “the Fund,” whose definition may be found in Article V);

            WHEREAS, the Fund desires to appoint Price Services as its transfer agent, dividend disbursing agent and agent in connection with certain other activities and Price Services desires to accept such appointment;

            WHEREAS, Price Services represents that it is registered with the Securities and Exchange Commission as a Transfer Agent under Section 17A of the Securities Exchange Act of 1934 (“’34 Act”) and will notify each Fund promptly if such registration is revoked or if any proceeding is commenced before the Securities and Exchange Commission which may lead to such revocation;

            WHEREAS, Price Services has the capability of providing shareholder services on behalf of the Funds for the accounts of shareholders in the Funds;

            WHEREAS, certain of the Funds are underlying investment options of portfolios of College Savings Programs (“529 Plans”) and Price Services has the capability of providing services, on behalf of the Funds, for the accounts of individuals participating in these 529 Plans; and

            WHEREAS, certain of the Funds are named investment options under various retirement plans including, but not limited to, individual retirement accounts, Sep‑IRA’s, SIMPLE plans, deferred compensation plans, 403(b) plans, and profit sharing, thrift, and money purchase pension plans for self-employed individuals, individual 401(k)s and professional partnerships and corporations (collectively referred to as “Retirement Plans”) and Price Services has the capability of providing services, on behalf of the Funds, for the accounts of shareholders (“Participants”) participating in these Retirement Plans (“Retirement Accounts”).

                        NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

A.        Terms of Appointment

            Subject to the terms and conditions set forth in this Agreement, the Fund hereby employs and appoints Price Services to act, and Price Services agrees to act, as the Fund’s transfer agent, dividend disbursing agent and agent in connection with the Fund’s authorized and issued shares of its common stock or shares of beneficial interest (all such stock and shares to be referred to as “Shares”) and provide services to shareholders of the Fund (“Shareholders”) and beneficial Shareholders as agreed to by the parties.

            The parties to the Agreement hereby acknowledge that from time to time, Price Services and their affiliates may enter into contracts (“Other Contracts”) with employee benefit plans and/or their sponsors and the sponsors of 529 Plans for the provision of certain services to participants of 529 Plans and Retirement Plans.   Compensation paid to Price Services pursuant to this Agreement is with respect to the services described herein and not with respect to services provided under Other Contracts.

            In addition, Price Services may subcontract or jointly contract with other parties, including banks, on behalf of the Fund, to perform certain of the functions described herein.

B.        Duties of Price Services

            1.         Services.  Price Services agrees that it will perform services set forth on Schedule 1 of this Agreement, on behalf of the Fund, in accordance with all applicable rules and regulations, the Fund’s then‑current prospectus and policies and procedures adopted by Price Services.   Price Services will implement and maintain the systems, data storage and reporting necessary to perform such services.

            2.         Agreements with Intermediaries.  The Fund authorizes Price Services to enter into agreements with certain third party intermediaries, which include but are not limited to banks, broker-dealers, insurance companies and retirement plan recordkeepers (“Intermediary”), for the following purposes:

•          Orders.   Price Services shall enter into agreements, on behalf of the Funds, with Intermediaries for the purchase, sale and exchange of Fund shares by Shareholders (including Plan Participants) and for the transmission and settlement of such orders to Price Services in accordance with procedures established by such agreement.  Receipt of orders by the Intermediary by the close of business on a day the New York Stock Exchange is open shall be deemed receipt of the order by the Fund for that day’s net asset value to the extent permitted by Rule 22c-1 of the Investment Company Act of 1940 (“’40 Act”) and the agreement between Price Services and the Intermediary.

•        To comply with Rule 22c-2 of the ’40 Act.  Price Services shall enter into agreements, on behalf of the Fund, with Intermediaries who hold shares in omnibus accounts for purposes of compliance with Rule 22c-2 of the ’40 Act (“Shareholder Information Agreements”). Price Services shall monitor the omnibus accounts for unusual trading activity in accordance with the Fund’s excessive trading procedures and when unusual activity is suspected, pursuant to the Shareholder Information Agreement, Price Services shall request from the Intermediary underlying Shareholder personal and transaction data.  Once received, Price Services will review the data to determine if the Fund’s excessive trading policy has been violated. Pursuant to the terms of the Shareholder Information Agreement, if Price Services determines that the Fund’s policy has been violated, Price Services shall instruct the Intermediary to restrict or prohibit future purchases of Fund shares by Shareholders (or warn Shareholders when appropriate) identified by Price Services as having violated the policy.

•          Redemption Fees.  Price Services shall enter into agreements with Intermediaries maintaining omnibus accounts to require the Intermediary to collect and remit redemption fees for applicable Funds from underlying Shareholder Accounts in accordance with the Fund’s then-current prospectus at the time of the transaction (subject to the fee) and remit such fees to the Fund on a monthly basis or such other mutually agreed upon time.  Price Services may enforce the terms of the Shareholder Information Agreements to determine whether the Intermediary has acted in accordance with such  redemption fee agreement.

•        Administrative Fee Payments.  The Funds have instituted a program whereby they may, in their discretion, pay an Intermediary or a Plan a fee to compensate the third party for certain expenses incurred as a result of providing administrative services to underlying Shareholders of the Funds (“Administrative Fee Payments”).    Each Fund authorizes Price Services to enter into, on its behalf, agreements with such Intermediaries or Plans for payment of such Administrative Fee Payments in consideration of such Plan or Intermediary’s performance of services pursuant to the Fund’s Administrative Fee Payment Program.  Any payments owed under these Administrative Fee Agreements shall be the obligation of the applicable Fund, not Price Services.

            3.   Anti-Money Laundering Program.  The Funds authorize Price Services to perform, on behalf of the Funds, Anti-Money Laundering (“AML”)  services in accordance with the Anti-Money Laundering Program adopted by the Funds, including the Fund’s Customer Identification Program and the Joint and Travel Rule for wires, as applicable. Price Services shall, maintain policies and procedures, and related internal controls, which are consistent with such AML Program.  Price Services will also comply with economic sanction programs administered by the U.S. Treasury Department’s Office of Foreign Asset Control (“OFAC”), including checking Shareholder names against the OFAC list of sanctioned persons.

Price Services is authorized to take, on behalf of the Funds, any action permitted by law and in accordance with the Fund’s AML Program in carrying out its responsibilities under the Fund’s AML Program, including rejecting purchases, freezing Shareholder accounts, restricting certain services, or closing Shareholder accounts if (a) suspicious activity is detected, (b) it is unable to verify the identity of a Shareholder, or (c) a Shareholder matches a government list of known or suspected suspicious persons.

C.        Fees and Expenses

            For the services performed on Schedule 1 of this Agreement, the Funds shall pay such fees and expenses as mutually agreed upon by the parties.

D.        Representations and Warranties of Price Services

            Price Services represents and warrants to the Fund that:

1.         It is a corporation duly organized and existing and in good standing under the laws of Maryland;

2.         It is empowered under applicable laws and by its charter and by-laws to enter into and perform this Agreement;

3.         All requisite corporate proceedings have been taken to authorize it to enter into and perform this Agreement;

4.         It is registered with the Securities and Exchange Commission as a Transfer Agent pursuant to Section 17A of the ‘34 Act; and

5.         It has and will continue to have access to the necessary facilities, equipment and personnel to perform its duties and obligations under this Agreement.

E.         Representations and Warranties of the Fund

            The Fund represents and warrants to Price Services that:

1.         It is a corporation or business trust duly organized and existing and in good standing under the laws of Maryland or Massachusetts, as the case may be;

2.         It is empowered under applicable laws and by its Articles of Incorporation or Declaration of Trust, as the case may be, and By-Laws to enter into and perform this Agreement;

3.         All proceedings required by said Articles of Incorporation or Declaration of Trust, as the case may be, and By-Laws have been taken to authorize it to enter into and perform this Agreement;

4.         It is an investment company registered under the ’40 Act; and

5.         A registration statement under the Securities Act of 1933 (“the ‘33 Act”) is currently effective and will remain effective, and appropriate state securities law filings have been made and will continue to be made, with respect to all Shares of the Fund being offered for sale.

F.         Standard of Care/Indemnification

            Notwithstanding anything to the contrary in this Agreement:

1.         Price Services shall not be liable to any Fund for any act or failure to act by it or its agents or subcontractors on behalf of the Fund in carrying or attempting to carry out the terms and provisions of this Agreement provided Price Services has acted in good faith and without negligence or willful misconduct and selected and monitored the performance of its agents and subcontractors with reasonable care.

2.         The Fund shall indemnify and hold Price Services harmless from and against all losses, costs, damages, claims, actions and expenses, including reasonable expenses for legal counsel, incurred by Price Services resulting from:  (i) any action or omission by Price Services or its agents or subcontractors in the performance of their duties hereunder; (ii) Price Services acting upon instructions believed by it to have been executed by a duly authorized officer of the Fund; or (iii) Price Services acting upon information provided by the Fund in form and under policies agreed to by Price Services and the Fund.  Price Services shall not be entitled to such indemnification in respect of actions or omissions constituting negligence or willful misconduct of Price Services or where Price Services has not exercised reasonable care in selecting or monitoring the performance of its agents or subcontractors.

3.         Except as provided in Article M of this Agreement, Price Services shall indemnify and hold harmless the Fund from all losses, costs, damages, claims, actions and expenses, including reasonable expenses for legal counsel, incurred by the Fund resulting from the negligence or willful misconduct of Price Services or which result from Price Services’ failure to exercise reasonable care in selecting or monitoring the performance of its agents or subcontractors.  The Fund shall not be entitled to such indemnification in respect of actions or omissions constituting negligence or willful misconduct of such Fund or its agents or subcontractors; unless such negligence or misconduct is attributable to Price Services.

4.         In determining Price Services’ liability, an isolated error or omission will normally not be deemed to constitute negligence when it is determined that:

•        Price Services had in place “appropriate procedures;”

•        the employee(s) responsible for the error or omission had been reasonably trained and were being appropriately monitored; and

•        No evidence or circumstances have been produced to indicate that the individual who committed the error or omission was functioning in bad faith, gross negligence or willful misconduct at the time of the incident.

It is understood that Price Services is not obligated to have in place separate procedures to prevent each and every conceivable type of error or omission.  The term “Appropriate Procedures” shall mean procedures reasonably designed to prevent and detect errors and omissions.  In determining the reasonableness of such procedures, weight will be given to such factors as are appropriate, including the prior occurrence of any similar errors or omissions when such procedures were in place and transfer agent industry standards, if known, in place at the time of the occurrence.

5.         In the event either party is unable to perform its obligations under the terms of this Agreement because of acts of God, strikes or other causes reasonably beyond its control, such party shall not be liable to the other party for any loss, cost, damage, claim, action or expense resulting from such failure to perform or otherwise from such causes.

6.         In order that the indemnification provisions contained in this Article F shall apply, upon the assertion of a claim for which either party may be required to indemnify the other, the party seeking indemnification shall promptly notify the other party of such assertion, and shall keep the other party advised with respect to all developments concerning such claim.  The party who may be required to indemnify shall have the option to participate with the party seeking indemnification in the defense of such claim, or to defend against said claim in its own name or in the name of the other party.  The party seeking indemnification shall in no case confess any claim or make any compromise in any case in which the other party may be required to indemnify it except with the other party’s prior written consent.

7.         Neither party to this Agreement shall be liable to the other party for consequential damages under any provision of this Agreement.

G.        Dual Interests

            It is understood that some person or persons may be directors, officers, or shareholders of both the Funds and Price Services (including Price Services’ affiliates), and that the existence of any such dual interest shall not affect the validity of this Agreement or of any transactions hereunder except as otherwise provided by a specific provision of applicable law.

H.        Documentation

            As requested by Price Services, the Fund shall promptly furnish to Price Services the following:

•        A certified copy of the resolution of the Directors/Trustees of the Fund authorizing the appointment of Price Services and the execution and delivery of this Agreement;

•        A copy of the Articles of Incorporation or Declaration of Trust, as the case may be, and By-Laws of the Fund and all amendments thereto;

•        As applicable, specimens of all forms of outstanding and new stock/share certificates in the forms approved by the Board of Directors/Trustees of the Fund with a certificate of the Secretary of the Fund as to such approval;

•        All account application forms and other documents relating to Shareholders’ accounts;

•        An opinion of counsel for the Fund with respect to the validity of the stock, the number of Shares authorized, the status of redeemed Shares, and the number of Shares with respect to which a Registration Statement has been filed and is in effect; and

•        A copy of the Fund’s current prospectus.

            The delivery of any such document for the purpose of any other agreement to which the Fund and Price Services are or were parties shall be deemed to be delivery for the purposes of this Agreement.

As requested by Price Services, the Fund will also furnish from time to time the following documents:

•        Each resolution of the Board of Directors/Trustees of the Fund authorizing the original issue of its Shares;

•        Each Registration Statement filed with the Securities and Exchange Commission and amendments and orders thereto in effect with respect to the sale of Shares with respect to the Fund;

•        A certified copy of each amendment to the Articles of Incorporation or Declaration of Trust, and the By‑Laws of the Fund;

•        Certified copies of each vote of the Board of Directors/Trustees authorizing officers to give instructions to the Transfer Agent; and

•        Such other documents or opinions which Price Services, in its discretion, may reasonably deem necessary or appropriate in the proper performance of its duties;

            Price Services hereby agrees to establish and maintain facilities and procedures reasonably acceptable to the Fund for safekeeping of check forms and facsimile signature imprinting devices, if any; and for the preparation or use, and for keeping account of, such forms and devices.

I.          Recordkeeping/Confidentiality

1.         Price Services shall keep records relating to the services to be performed hereunder, in the form and manner as it may deem advisable, provided that Price Services shall keep all records in such form and in such manner as required by applicable law.

2.         Price Services and the Fund agree that all books, records, information and data pertaining to the business of the other party which are exchanged or received pursuant to the negotiation or the carrying out of this Agreement shall remain confidential, and shall not be voluntarily disclosed to any other person, except:  (a) after prior notification to and approval in writing by the other party hereto, which approval shall not be unreasonably withheld and may not be withheld where Price Services or the Fund may be exposed to civil or criminal contempt proceedings for failure to comply; (b) when requested to divulge such information by duly constituted governmental authorities; or (c) after so requested by the other party hereto.  Without limiting the foregoing, Price Services has implemented, and will maintain during the term of this Agreement, measures designed to (i) ensure the security and confidentiality of identifying information concerning Shareholders, (ii) use such information to provide the services hereunder, (iii) protect against any anticipated threats or hazards to the security or integrity of such information, (iv) protect against unauthorized access to or use of such information that could result in substantial harm or inconvenience to the subject of such information, and (v) ensure appropriate disposal of such information, to the extent such information is being disposed of by Price Services.

J.         Compliance with Governmental Rules and Regulations

            Except as otherwise provided in the Agreement and except for the accuracy of information furnished to the Fund by Price Services, each Fund assumes full responsibility for the preparation, contents and distribution of its prospectuses and compliance with all applicable requirements of the ’40 Act, the ‘34 Act, the ‘33 Act, and any other laws, rules and regulations of governmental authorities having jurisdiction over the Fund.  Price Services shall be responsible for complying with all laws, rules and regulations of governmental authorities having jurisdiction over transfer agents and their activities and cooperating with respect to examinations and requests from such governmental authorities.

K.        Ownership of Software and Related Material

            All computer programs, magnetic tapes, written procedures and similar items purchased and/or developed and used by Price Services in performance of the Agreement shall be the property of Price Services and will not become the property of the Fund.

L.         Quality Service Standards

            Price Services and the Fund may from time to time agree to certain quality service standards, as well as incentives and penalties with respect to Price Services’ hereunder.

M.       As Of Transactions

            For purposes of this Article M, the term “As Of Transaction” shall mean any single or “related transaction” (as defined below) involving the purchase or redemption of Shares (including exchanges) that is processed at a time other than the time of the computation of the Fund’s net asset value per share next computed after receipt of any such transaction order by Price Services due to an act or omission of Price Services.  “As Of Processing” refers to the processing of these As Of Transactions.  All As Of Processing may only be performed in accordance with the requirements of Rule 22c-1 of the ’40 Act.  Price Services is responsible for monitoring As Of Transactions procedures that set forth the circumstances under which As Of Transactions are permitted.  If more than one As Of Transaction (“Related Transaction”) in the Fund is caused by or occurs as a result of the same act or omission, such transactions shall be aggregated with other transactions in the Fund and be considered as one As Of Transaction.

•        Reporting

                  Price Services shall:

                  1.   Utilize a system to identify all As Of Transactions, and shall compute the net effect of such As Of Transactions upon the Fund on a daily, monthly and rolling 365‑day basis. The monthly and rolling 365‑day periods are hereafter referred to as “Cumulative.”

                  2.   Supply to the Fund, from time to time as mutually agreed upon, a report summarizing the As Of Transactions and the daily and Cumulative net effects of such As Of Transactions both in terms of the aggregate dilution or loss (“Loss”) or gain (“Gain”) experienced by the Fund, and the impact such Gain or Loss has had upon the Fund’s net asset value per share.

                  3.   With respect to any As Of Transaction which causes a Loss to the Fund of $100,000 or more (unless Price Services fully compensates the Fund for such Loss), Price Services shall provide the Fund: (i) a report identifying the As Of Transaction and the Loss resulting there from, (ii) the reason such As Of Transaction was processed as described above, and (iii) the action Price Services has or intends to take to prevent the reoccurrence of such As Of processing.

•        Liability

                  1.    It will be the normal practice of the Funds not to hold Price Services liable with respect to any As Of Transaction that causes a Loss to any single Fund of less than $25,000.  Price Services will, however, closely monitor for each Fund the daily and Cumulative Gain/Loss that is caused by As Of  Transactions of less than $25,000.  When the Cumulative Loss to any Fund exceeds 3/10 of 1% net asset value per share, Price Services, in consultation with counsel to the Fund, will make appropriate inquiry to determine whether it should take any remedial action.  Price Services will report to the Board of Directors/Trustees of the Fund (“Board”), as appropriate, any action it has taken.

              2.   Where an As Of Transaction causes a Loss to a Fund equal to or greater than $25,000 (“Significant As Of Transaction”) but less than $100,000, if Price Services does not reimburse the Fund for the Loss, Price Services will review with Counsel to the Fund the circumstances surrounding the Significant As Of Transaction to determine whether the Significant As Of Transaction was caused by or occurred as a result of a negligent act or omission by Price Services.  If it is determined that the Loss is the result of a negligent action or omission by Price Services, Price Services and outside counsel for the Fund will negotiate settlement.  Significant As Of Transactions causing a Loss to the Fund that are not reimbursed by Price Services will be reported to the Audit Committee at least annually.  Any Significant As Of Transaction, however, causing a Loss in excess of the lesser of $100,000 or a penny per share that is not reimbursed by Price Services will be reported to the Board as soon as reasonably practicable.  Settlement for Significant As Of Transactions causing a Loss of $100,000 or more will not be entered into until approved by the Board.  For Related As Of Transactions involving Funds with more than one class, the amount of Gain or Loss resulting from an As Of Transaction shall be determined for each class; provided, however, that for purposes of determining Services’ liability for reimbursement of a Loss to any class, Gains in one class may be used to offset Losses in another class of the same Fund.   Any net Gains remaining after offsetting a loss in one or more classes, as well as aggregate Gains from a Significant As Of Transaction causing a Gain of a penny or more per share in a class, will be allocated ratably to all of the classes in the affected Fund.

                    The factors to consider in making any determination regarding the settlement of a Significant As Of Transaction would include but not be limited to:

•        Procedures and controls adopted by Price Services to prevent As Of Processing;

•        Whether such procedures and controls were being followed at the time of the Significant As Of Transaction;

•        The volume of all transactions processed by Price Services on the day of the Significant As Of Transaction;

•        The number of As Of Transactions processed by Price Services during prior relevant periods, and the net Gain/Loss as a result of all such As Of Transactions to the Fund and to all other Funds; and

•        The prior response of Price Services to recommendations made by the Funds regarding improvement to Price Services’ As Of Processing procedures.

3.   In determining Price Services’ liability with respect to a Significant As Of Transaction, Section 4 of Article F of this Agreement will be applied.

•        As Of Transactions - Intermediaries

If an As Of Transaction is performed by an Intermediary designated by the Fund to received orders for Fund Shares, Price Services shall cause such Intermediary to promptly reimburse the Fund for any Loss caused by such As Of Transaction; provided, however, Price Services shall not be obligated to seek reimbursement from such Intermediary if the Loss to the Fund is less than $100.  The Fund shall keep any Gains caused by such As Of Transactions.

N.        Term and Termination of Agreement

•        This Agreement shall run for a period of one (1) year from the date first written above and will be renewed from year to year thereafter unless terminated by either party as provided hereunder.

•        This Agreement may be terminated by the Fund upon one hundred twenty (120) days’ written notice to Price Services; and by Price Services, upon three hundred sixty-five (365) days’ written notice to the Fund.

•        Upon termination hereof, the Fund shall pay to Price Services such compensation as may be due as of the date of such termination, and shall likewise reimburse for out‑of‑pocket expenses related to its services hereunder.

O.        Notice

            Any notice as required by this Agreement shall be sufficiently given (i) when sent to an authorized person of the other party at the address of such party set forth above or at such other address as such party may from time to time specify in writing to the other party; or (ii) as otherwise agreed upon by appropriate officers of the parties hereto.

P.         Assignment

            Neither this Agreement nor any rights or obligations hereunder may be assigned either voluntarily or involuntarily, by operation of law or otherwise, by either party without the prior written consent of the other party, provided this shall not preclude Price Services from employing such agents and subcontractors as it deems appropriate to carry out its obligations set forth hereunder.

Q.        Amendment/Interpretive Provisions

            The parties by mutual written agreement may amend this Agreement at any time.  In addition, in connection with the operation of this Agreement, Price Services and the Fund may agree from time to time on such provisions interpretive of or in addition to the provisions of this Agreement as may in their joint opinion be consistent with the general tenor of this Agreement.  Any such interpretive or additional provisions are to be signed by all parties and annexed hereto, but no such provision shall contravene any applicable Federal or state law or regulation and no such interpretive or additional provision shall be deemed to be an amendment of this Agreement.

R.        Further Assurances

            Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof.

S.         Maryland Law to Apply

            This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of Maryland.

T.         Merger of Agreement

            This Agreement, including the attached Appendices and Schedules supersedes any prior agreement with respect to the subject hereof, whether oral or written.

U.        Counterparts

            This Agreement may be executed by the parties hereto on any number of counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instruments.

V.        The Parties

            All references herein to “the Fund” are to each of the Funds listed on Appendix A individually, as if this Agreement were between such individual Fund and Price Services.  In the case of a series Fund or trust or a separate class of shares, all references to “the Fund” are to the individual series, portfolio or class of such Fund or trust, or to such Fund or trust on behalf of the individual series, portfolio or class as appropriate.  The “Fund” also includes any T. Rowe Price Funds that may be established after the execution of this Agreement.  Any reference in this Agreement to “the parties” shall mean Price Services and such other individual Fund as to which the matter pertains.

W.       Directors, Trustees and Shareholders and Massachusetts Business Trust

            It is understood and is expressly stipulated that neither the holders of Shares in the Fund nor any Directors or Trustees of the Fund shall be personally liable hereunder.

            With respect to any Fund which is a party to this Agreement and which is organized as a Massachusetts business trust, the term “Fund” means and refers to the trustees from time to time serving under the applicable trust agreement (Declaration of Trust) of such Trust as the same may be amended from time to time.  It is expressly agreed that the obligations of any such Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Trust, personally, but bind only the trust property of the Trust, as provided in the Declaration of Trust of the Trust.  The execution and delivery of this Agreement has been authorized by the trustees and signed by an authorized officer of the Trust, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them, but shall bind only the trust property of the Trust as provided in its Declaration of Trust.

X.        Captions

            The captions in the Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in their names and on their behalf under their seals by and through their duly authorized officers.

T. ROWE PRICE SERVICES, INC.           T. ROWE PRICE FUNDS

By:       /s/ . Wayne D. O’Melia                          By:       /s/ Gregory K. Hinkle

Name: Wayne D. O’Melia                                Name:  Gregory K. Hinkle

Title: President                                       Title:  Treasurer

SCHEDULE 1

            Price Services agrees that it will perform services on behalf of the Funds in accordance with procedures developed and maintained by Price Services, all applicable laws and the Fund’s then-current prospectus.  Such services include, but are not limited to, the following:

-       Establishing Shareholder Accounts

-       Processing Purchase, Redemption and Exchange Orders

-       Processing Required Minimum Distributions for IRA accounts

-       Receiving and Disbursing Settlement Proceeds

-       Assessing and Remitting Redemption Fees

-       Processing Checkwriting Redemptions

-       Processing Fund Mergers and Reorganizations

-       Processing Transfer of Ownership Orders

-       Processing Maintenance Requests on Shareholder Accounts

-       Processing Adjustments in Shareholder Accounts and Monitoring and Reporting Gains and Losses Resulting from such Adjustments.

-       Handling Returned Checks, ACH Debits and Uncollected Funds

-       Processing Dividends, Distributions and Other Fund Corporate Actions for Shareholder Accounts

-       Preparing and Filing Shareholder Tax Information

-       Monitoring and Enforcing the Fund’s Excessive Trading Policy

-       Performing Lost Shareholder Identification and Searches

-       Reviewing, Reporting and Remitting Abandoned Property

-       Responding to Shareholder Correspondence

-       Reporting Lost or Stolen Securities

-       Maintaining Telephone, VRU and Computer Services to Service Shareholder Accounts

-       Performing Shareholder Services for High Net Worth Shareholders

-       Collecting and Remitting Shareholder/Participant Fees

-       Distributing and Tabulating Fund Proxies

-       Calculating and Paying Administrative Fee and 12b-1 Fee Payments

-       Preparing and Delivering Confirmations, Statements and Tax Forms to Shareholders and Participants

-       Delivering Prospectuses, Shareholder Reports and Other Required Mailings to Shareholders

-       Maintaining Books and Records for the Fund

-       Recording Authorized Issued and Outstanding Shares

-       Coordinating with Independent Public Accountants for Reviews and Audits

-       Maintaining and Providing Information Necessary for the Completion of Form NSAR & N-CSR

-       Reporting Blue Sky Information to the Fund

-       Furnishing Other Information to the Fund

-       Performing Functions for Compliance with the Fund’s Anti-Money Laundering and Red Flag Idenity Theft Program

-       Performing Bank Reconciliation Process

-       Developing and implementing policies and procedures to comply with new regulations, as applicable

-       Performing Such Other Services as Mutually Agreed Upon by Both Parties

APPENDIX A

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. Rowe Price Blue Chip Growth Fund–Advisor Class

T. Rowe Price Blue Chip Growth Fund–R Class

T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST

California Tax-Free Bond Fund

California Tax-Free Money Fund

T. ROWE PRICE CAPITAL APPRECIATION FUND

T. Rowe Price Capital Appreciation Fund–Advisor Class

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. Rowe Price Capital Opportunity Fund–Advisor Class

T. Rowe Price Capital Opportunity Fund–R Class

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. Rowe Price Dividend Growth Fund–Advisor Class

T. ROWE PRICE EQUITY INCOME FUND

T. Rowe Price Equity Income Fund–Advisor Class

T. Rowe Price Equity Income Fund–R Class

T. ROWE PRICE EQUITY SERIES, INC.

T. Rowe Price Blue Chip Growth Portfolio

T. Rowe Price Blue Chip Growth Portfolio–II

T. Rowe Price Equity Income Portfolio

T. Rowe Price Equity Income Portfolio–II

T. Rowe Price Equity Index 500 Portfolio

T. Rowe Price Health Sciences Portfolio

T. Rowe Price Health Sciences Portfolio–II

T. Rowe Price Mid‑Cap Growth Portfolio

T. Rowe Price Mid-Cap Growth Portfolio–II

T. Rowe Price New America Growth Portfolio

T. Rowe Price Personal Strategy Balanced Portfolio

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.

T. Rowe Price Limited-Term Bond Portfolio

T. Rowe Price Limited-Term Bond Portfolio–II

T. Rowe Price Prime Reserve Portfolio

T. ROWE PRICE GLOBAL REAL ESTATE FUND, INC.

T. Rowe Price Global Real Estate Fund–Advisor Class

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. ROWE PRICE GNMA FUND

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. Rowe Price Growth Stock Fund–Advisor Class

T. Rowe Price Growth Stock Fund–R Class

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC.

T. Rowe Price High Yield Fund–Advisor Class

T. ROWE PRICE INFLATION FOCUSED BOND FUND, INC.

T. ROWE PRICE INFLATION PROTECTED BOND FUND, INC.

T. ROWE PRICE INDEX TRUST, INC.

T. Rowe Price Equity Index 500 Fund

T. Rowe Price Extended Equity Market Index Fund

T. Rowe Price Total Equity Market Index Fund

T. ROWE PRICE INSTITUTIONAL EQUITY FUNDS, INC.

T. Rowe Price Institutional Large-Cap Core Growth Fund

T. Rowe Price Institutional Large-Cap Growth Fund

T. Rowe Price Institutional Large-Cap Value Fund

T. Rowe Price Institutional Mid-Cap Equity Growth Fund

T. Rowe Price Institutional Small-Cap Stock Fund

T. Rowe Price Institutional U.S. Structured Research Fund

T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC.

T. Rowe Price Institutional Core Plus Fund

T. Rowe Price Institutional Core Plus Fund–F Class

T. Rowe Price Institutional Floating Rate Fund

T. Rowe Price Institutional Floating Rate Fund–F Class

T. Rowe Price Institutional High Yield Fund

T. ROWE PRICE INSTITUTIONAL INTERNATIONAL FUNDS, INC.

T. Rowe Price Institutional Africa & Middle East Fund

T. Rowe Price Institutional Emerging Markets Bond Fund

T. Rowe Price Institutional Emerging Markets Equity Fund

T. Rowe Price Institutional Global Equity Fund

T. Rowe Price Institutional Global Large-Cap Equity Fund

T. Rowe Price Institutional International Bond Fund

T. Rowe Price Institutional Concentrated International Equity Fund

T. Rowe Price Institutional International Core Equity Fund

T. Rowe Price Institutional International Growth Equity Fund

T. ROWE PRICE INTERNATIONAL FUNDS, INC.

T. Rowe Price Africa & Middle East Fund

T. Rowe Price Emerging Europe & Mediterranean Fund

T. Rowe Price Emerging Markets Bond Fund

T. Rowe Price Emerging Markets Stock Fund

T. Rowe Price European Stock Fund

T. Rowe Price Global Infrastructure Fund

T. Rowe Price Global Infrastructure Fund–Advisor Class

T. Rowe Price Global Large-Cap Stock Fund

T. Rowe Price Global Large-Cap Stock–Advisor Class

T. Rowe Price Global Stock Fund

T. Rowe Price Global Stock Fund–Advisor Class

T. Rowe Price International Bond Fund

T. Rowe Price International Bond Fund–Advisor Class

T. Rowe Price International Discovery Fund

T. Rowe Price International Growth & Income Fund

T. Rowe Price International Growth & Income Fund–Advisor Class

T. Rowe Price International Growth & Income Fund–R Class

T. Rowe Price International Stock Fund

T. Rowe Price International Stock Fund–Advisor Class

T. Rowe Price International Stock Fund–R Class

T. Rowe Price Japan Fund

T. Rowe Price Latin America Fund

T. Rowe Price New Asia Fund

T. Rowe Price Overseas Stock Fund

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.

T. Rowe Price International Equity Index Fund

T. ROWE PRICE INTERNATIONAL SERIES, INC.

T. Rowe Price International Stock Portfolio

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID‑CAP GROWTH FUND, INC.

T. Rowe Price Mid-Cap Growth Fund–Advisor Class

T. Rowe Price Mid-Cap Growth Fund–R Class

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. Rowe Price Mid-Cap Value Fund–Advisor Class

T. Rowe Price Mid-Cap Value Fund–R Class

T. ROWE PRICE NEW AMERICA GROWTH FUND

T. Rowe Price New America Growth Fund–Advisor Class

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUND, INC.

T. ROWE PRICE NEW INCOME FUND, INC.

T. Rowe Price New Income Fund–Advisor Class

T. Rowe Price New Income Fund–R Class

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.

T. Rowe Price Personal Strategy Balanced Fund

T. Rowe Price Personal Strategy Growth Fund

T. Rowe Price Personal Strategy Income Fund

T. ROWE PRICE PRIME RESERVE FUND, INC.

T. ROWE PRICE REAL ASSETS FUND, INC.

T. ROWE PRICE REAL ESTATE FUND, INC.

T. Rowe Price Real Estate Fund–Advisor Class

T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC.

T. Rowe Price Reserve Investment Fund

T. Rowe Price Government Reserve Investment Fund

T. ROWE PRICE RETIREMENT FUNDS, INC.

T. Rowe Price Retirement 2005 Fund

T. Rowe Price Retirement 2005 Fund–Advisor Class

T. Rowe Price Retirement 2005 Fund–R Class

T. Rowe Price Retirement 2010 Fund

T. Rowe Price Retirement 2010 Fund–Advisor Class

T. Rowe Price Retirement 2010 Fund–R Class

T. Rowe Price Retirement 2015 Fund

T. Rowe Price Retirement 2015 Fund–Advisor Class

T. Rowe Price Retirement 2015 Fund–R Class

T. Rowe Price Retirement 2020 Fund

T. Rowe Price Retirement 2020 Fund–Advisor Class

T. Rowe Price Retirement 2020 Fund–R Class

T. Rowe Price Retirement 2025 Fund

T. Rowe Price Retirement 2025 Fund–Advisor Class

T. Rowe Price Retirement 2025 Fund–R Class

T. Rowe Price Retirement 2030 Fund

T. Rowe Price Retirement 2030 Fund–Advisor Class

T. Rowe Price Retirement 2030 Fund–R Class

T. Rowe Price Retirement 2035 Fund

T. Rowe Price Retirement 2035 Fund–Advisor Class

T. Rowe Price Retirement 2035 Fund–R Class

T. Rowe Price Retirement 2040 Fund

T. Rowe Price Retirement 2040 Fund–Advisor Class

T. Rowe Price Retirement 2040 Fund–R Class

T. Rowe Price Retirement 2045 Fund

T. Rowe Price Retirement 2045 Fund–Advisor Class

T. Rowe Price Retirement 2045 Fund–R Class

T. Rowe Price Retirement 2050 Fund

T. Rowe Price Retirement 2050 Fund–Advisor Class

T. Rowe Price Retirement 2050 Fund–R Class

T. Rowe Price Retirement 2055 Fund

T. Rowe Price Retirement 2055 Fund–Advisor Class

T. Rowe Price Retirement 2055 Fund–R Class

T. Rowe Price Retirement Income Fund

T. Rowe Price Retirement Income Fund–Advisor Class

T. Rowe Price Retirement Income Fund–R Class

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. Rowe Price Science & Technology Fund–Advisor Class

T. ROWE PRICE SHORT-TERM BOND FUND, INC.

T. Rowe Price Short-Term Bond Fund–Advisor Class

T. ROWE PRICE SMALL‑CAP STOCK FUND, INC.

T. Rowe Price Small-Cap Stock Fund–Advisor Class

T. ROWE PRICE SMALL‑CAP VALUE FUND, INC.

T. Rowe Price Small-Cap Value Fund–Advisor Class

T. ROWE PRICE SPECTRUM FUND, INC.

Spectrum Growth Fund

Spectrum Income Fund

Spectrum International Fund

T. ROWE PRICE STATE TAX-FREE INCOME TRUST

Georgia Tax‑Free Bond Fund

Maryland Short-Term Tax-Free Bond Fund

Maryland Tax-Free Bond Fund

Maryland Tax-Free Money Fund

New Jersey Tax-Free Bond Fund

New York Tax-Free Bond Fund

New York Tax-Free Money Fund

Virginia Tax-Free Bond Fund

T. ROWE PRICE STRATEGIC INCOME FUND, INC.

T. Rowe Price Strategic Income Fund–Advisor Class

T. ROWE PRICE SUMMIT FUNDS, INC.

T. Rowe Price Summit Cash Reserves Fund

T. Rowe Price Summit GNMA Fund

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.

T. Rowe Price Summit Municipal Income Fund

T. Rowe Price Summit Municipal Intermediate Fund

T. Rowe Price Summit Municipal Money Market Fund

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.

T. Rowe Price Tax-Efficient Equity Fund

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. Rowe Price Tax-Free Income Fund–Advisor Class

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.

T. ROWE PRICE U.S. BOND INDEX FUND, INC.

T. ROWE PRICE U.S. LARGE-CAP CORE FUND, INC.

T. Rowe Price U.S. Large-Cap Core Fund–Advisor Class

T. ROWE PRICE U.S. TREASURY FUNDS, INC.

U.S. Treasury Intermediate Fund

U.S. Treasury Long-Term Fund

U.S. Treasury Money Fund

T. ROWE PRICE VALUE FUND, INC.

T. Rowe Price Value Fund–Advisor Class

AMENDMENT NO. 1

TRANSFER AGENCY AND SERVICE AGREEMENT

Between

T. ROWE PRICE SERVICES, INC.

And

THE T. ROWE PRICE FUNDS

The Transfer Agency and Service Agreement of January 1, 2011, between T. Rowe Price Services, Inc., and each of the Parties listed on Appendix A thereto is hereby amended, as of February 3, 2011 by adding thereto T. Rowe Price International Funds, Inc., on behalf of T. Rowe Price Emerging Markets Local Currency Bond Fund and T. Rowe Price Emerging Markets Local Currency Bond Fund–Advisor Class.

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. Rowe Price Blue Chip Growth Fund–Advisor Class

T. Rowe Price Blue Chip Growth Fund–R Class

T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST

California Tax-Free Bond Fund

California Tax-Free Money Fund

T. ROWE PRICE CAPITAL APPRECIATION FUND

T. Rowe Price Capital Appreciation Fund–Advisor Class

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. Rowe Price Capital Opportunity Fund–Advisor Class

T. Rowe Price Capital Opportunity Fund–R Class

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. Rowe Price Dividend Growth Fund–Advisor Class

T. ROWE PRICE EQUITY INCOME FUND

T. Rowe Price Equity Income Fund–Advisor Class

T. Rowe Price Equity Income Fund–R Class

T. ROWE PRICE EQUITY SERIES, INC.

T. Rowe Price Blue Chip Growth Portfolio

T. Rowe Price Blue Chip Growth Portfolio–II

T. Rowe Price Equity Income Portfolio

T. Rowe Price Equity Income Portfolio–II

T. Rowe Price Equity Index 500 Portfolio

T. Rowe Price Health Sciences Portfolio

T. Rowe Price Health Sciences Portfolio–II

T. Rowe Price Mid‑Cap Growth Portfolio

T. Rowe Price Mid-Cap Growth Portfolio–II

T. Rowe Price New America Growth Portfolio

T. Rowe Price Personal Strategy Balanced Portfolio

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.

T. Rowe Price Limited-Term Bond Portfolio

T. Rowe Price Limited-Term Bond Portfolio–II

T. Rowe Price Prime Reserve Portfolio

T. ROWE PRICE GLOBAL REAL ESTATE FUND, INC.

T. Rowe Price Global Real Estate Fund–Advisor Class

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. ROWE PRICE GNMA FUND

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. Rowe Price Growth Stock Fund–Advisor Class

T. Rowe Price Growth Stock Fund–R Class

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC.

T. Rowe Price High Yield Fund–Advisor Class

T. ROWE PRICE INFLATION FOCUSED BOND FUND, INC.

T. ROWE PRICE INFLATION PROTECTED BOND FUND, INC.

T. ROWE PRICE INDEX TRUST, INC.

T. Rowe Price Equity Index 500 Fund

T. Rowe Price Extended Equity Market Index Fund

T. Rowe Price Total Equity Market Index Fund

T. ROWE PRICE INSTITUTIONAL EQUITY FUNDS, INC.

T. Rowe Price Institutional Large-Cap Core Growth Fund

T. Rowe Price Institutional Large-Cap Growth Fund

T. Rowe Price Institutional Large-Cap Value Fund

T. Rowe Price Institutional Mid-Cap Equity Growth Fund

T. Rowe Price Institutional Small-Cap Stock Fund

T. Rowe Price Institutional U.S. Structured Research Fund

T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC.

T. Rowe Price Institutional Core Plus Fund

T. Rowe Price Institutional Core Plus Fund–F Class

T. Rowe Price Institutional Floating Rate Fund

T. Rowe Price Institutional Floating Rate Fund–F Class

T. Rowe Price Institutional High Yield Fund

T. ROWE PRICE INSTITUTIONAL INTERNATIONAL FUNDS, INC.

T. Rowe Price Institutional Africa & Middle East Fund

T. Rowe Price Institutional Emerging Markets Bond Fund

T. Rowe Price Institutional Emerging Markets Equity Fund

T. Rowe Price Institutional Global Equity Fund

T. Rowe Price Institutional Global Large-Cap Equity Fund

T. Rowe Price Institutional International Bond Fund

T. Rowe Price Institutional Concentrated International Equity Fund

T. Rowe Price Institutional International Core Equity Fund

T. Rowe Price Institutional International Growth Equity Fund

T. ROWE PRICE INTERNATIONAL FUNDS, INC.

T. Rowe Price Africa & Middle East Fund

T. Rowe Price Emerging Europe & Mediterranean Fund

T. Rowe Price Emerging Markets Bond Fund

T. Rowe Price Emerging Markets Local Currency Bond Fund

T. Rowe Price Emerging Markets Local Currency Bond Fund–Advisor Class

T. Rowe Price Emerging Markets Stock Fund

T. Rowe Price European Stock Fund

T. Rowe Price Global Infrastructure Fund

T. Rowe Price Global Infrastructure Fund–Advisor Class

T. Rowe Price Global Large-Cap Stock Fund

T. Rowe Price Global Large-Cap Stock Fund–Advisor Class

T. Rowe Price Global Stock Fund

T. Rowe Price Global Stock Fund–Advisor Class

T. Rowe Price International Bond Fund

T. Rowe Price International Bond Fund–Advisor Class

T. Rowe Price International Discovery Fund

T. Rowe Price International Growth & Income Fund

T. Rowe Price International Growth & Income Fund–Advisor Class

T. Rowe Price International Growth & Income Fund–R Class

T. Rowe Price International Stock Fund

T. Rowe Price International Stock Fund–Advisor Class

T. Rowe Price International Stock Fund–R Class

T. Rowe Price Japan Fund

T. Rowe Price Latin America Fund

T. Rowe Price New Asia Fund

T. Rowe Price Overseas Stock Fund

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.

T. Rowe Price International Equity Index Fund

T. ROWE PRICE INTERNATIONAL SERIES, INC.

T. Rowe Price International Stock Portfolio

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. Rowe Price Mid-Cap Growth Fund–Advisor Class

T. Rowe Price Mid-Cap Growth Fund–R Class

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. Rowe Price Mid-Cap Value Fund–Advisor Class

T. Rowe Price Mid-Cap Value Fund–R Class

T. ROWE PRICE NEW AMERICA GROWTH FUND

T. Rowe Price New America Growth Fund–Advisor Class

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUND, INC.

T. ROWE PRICE NEW INCOME FUND, INC.

T. Rowe Price New Income Fund–Advisor Class

T. Rowe Price New Income Fund–R Class

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.

T. Rowe Price Personal Strategy Balanced Fund

T. Rowe Price Personal Strategy Growth Fund

T. Rowe Price Personal Strategy Income Fund

T. ROWE PRICE PRIME RESERVE FUND, INC.

T. ROWE PRICE REAL ASSETS FUND, INC.

T. ROWE PRICE REAL ESTATE FUND, INC.

T. Rowe Price Real Estate Fund–Advisor Class

T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC.

T. Rowe Price Reserve Investment Fund

T. Rowe Price Government Reserve Investment Fund

T. ROWE PRICE RETIREMENT FUNDS, INC.

T. Rowe Price Retirement 2005 Fund

T. Rowe Price Retirement 2005 Fund–Advisor Class

T. Rowe Price Retirement 2005 Fund–R Class

T. Rowe Price Retirement 2010 Fund

T. Rowe Price Retirement 2010 Fund–Advisor Class

T. Rowe Price Retirement 2010 Fund–R Class

T. Rowe Price Retirement 2015 Fund

T. Rowe Price Retirement 2015 Fund–Advisor Class

T. Rowe Price Retirement 2015 Fund–R Class

T. Rowe Price Retirement 2020 Fund

T. Rowe Price Retirement 2020 Fund–Advisor Class

T. Rowe Price Retirement 2020 Fund–R Class

T. Rowe Price Retirement 2025 Fund

T. Rowe Price Retirement 2025 Fund–Advisor Class

T. Rowe Price Retirement 2025 Fund–R Class

T. Rowe Price Retirement 2030 Fund

T. Rowe Price Retirement 2030 Fund–Advisor Class

T. Rowe Price Retirement 2030 Fund–R Class

T. Rowe Price Retirement 2035 Fund

T. Rowe Price Retirement 2035 Fund–Advisor Class

T. Rowe Price Retirement 2035 Fund–R Class

T. Rowe Price Retirement 2040 Fund

T. Rowe Price Retirement 2040 Fund–Advisor Class

T. Rowe Price Retirement 2040 Fund–R Class

T. Rowe Price Retirement 2045 Fund

T. Rowe Price Retirement 2045 Fund–Advisor Class

T. Rowe Price Retirement 2045 Fund–R Class

T. Rowe Price Retirement 2050 Fund

T. Rowe Price Retirement 2050 Fund–Advisor Class

T. Rowe Price Retirement 2050 Fund–R Class

T. Rowe Price Retirement 2055 Fund

T. Rowe Price Retirement 2055 Fund–Advisor Class

T. Rowe Price Retirement 2055 Fund–R Class

T. Rowe Price Retirement Income Fund

T. Rowe Price Retirement Income Fund–Advisor Class

T. Rowe Price Retirement Income Fund–R Class

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. Rowe Price Science & Technology Fund–Advisor Class

T. ROWE PRICE SHORT-TERM BOND FUND, INC.

T. Rowe Price Short-Term Bond Fund–Advisor Class

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

T. Rowe Price Small-Cap Stock Fund–Advisor Class

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

T. Rowe Price Small-Cap Value Fund–Advisor Class

T. ROWE PRICE SPECTRUM FUND, INC.

Spectrum Growth Fund

Spectrum Income Fund

Spectrum International Fund

T. ROWE PRICE STATE TAX‑FREE INCOME TRUST

Georgia Tax-Free Bond Fund

Maryland Short-Term Tax-Free Bond Fund

Maryland Tax-Free Bond Fund

Maryland Tax-Free Money Fund

New Jersey Tax-Free Bond Fund

New York Tax-Free Bond Fund

New York Tax-Free Money Fund

Virginia Tax-Free Bond Fund

T. ROWE PRICE STRATEGIC INCOME FUND, INC.

T. Rowe Price Strategic Income Fund–Advisor Class

T. ROWE PRICE SUMMIT FUNDS, INC.

T. Rowe Price Summit Cash Reserves Fund

T. Rowe Price Summit GNMA Fund

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.

T. Rowe Price Summit Municipal Income Fund

T. Rowe Price Summit Municipal Intermediate Fund

T. Rowe Price Summit Municipal Money Market Fund

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.

T. Rowe Price Tax-Efficient Equity Fund

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. Rowe Price Tax-Free Income Fund–Advisor Class

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.

T. ROWE PRICE U.S. BOND INDEX FUND, INC.

T. ROWE PRICE U.S. LARGE-CAP CORE FUND, INC.

T. Rowe Price U.S. Large-Cap Core Fund–Advisor Class

T. ROWE PRICE U.S. TREASURY FUNDS, INC.

U.S. Treasury Intermediate Fund

U.S. Treasury Long-Term Fund

U.S. Treasury Money Fund

T. ROWE PRICE VALUE FUND, INC.

T. Rowe Price Value Fund–Advisor Class

Attest:
/s/Patricia B. Lippert ________________________________ Patricia B. Lippert Secretary	/s/Gregory K. Hinkle By: ________________________________ Gregory K. Hinkle Treasurer

Attest:	T. ROWE PRICE SERVICES, INC.
/s/Barbara A. Van Horn ________________________________ Barbara A. Van Horn Assistant Secretary	/s/David Oestreicher By: ________________________________ David Oestreicher Vice President